UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  July 31, 2007
BTHC VI, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52108	20-4864095

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Carnegie Avenue, Cleveland, Ohio	44115-2634

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(216) 431-9900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
     On July 31, 2007, BTHC VI, Inc., a Delaware corporation (the “Company”), entered into an Indemnification Agreement with each of the following persons (each, an “Indemnitee”):
•	The Company’s current Directors, consisting of Messrs. Gil Van Bokkelen, John J. Harrington, William C. Mulligan, George M. Milne, Jr., Jordan S. Davis, Floyd D. Loop and Michael Sheffery;

•	Mr. William (BJ) Lehmann, Jr., President and Chief Operating Officer;

•	Mr. Robert J. Deans, Senior Vice President — Regenerative Medicine; and

•	Ms. Laura K. Campbell, Vice President — Finance.
     Generally, each Indemnification Agreement provides that the Company will indemnify the Indemnitee to the fullest extent permitted or required by Delaware law. An Indemnitee is not entitled to indemnification for any claim initiated by the Indemnitee against the Company or any Company director or officer unless the Company has joined in or consented to such claim. The Company will advance certain expenses to an Indemnitee prior to the final disposition of certain claims against the Indemnitee only if the Indemnitee executes and delivers to the Company an undertaking to repay any advanced amounts if he or she is ultimately determined to be not entitled to indemnification under the Indemnification Agreement. In certain situations, an Indemnitee will be required to meet certain statutory standards of conduct in order to be indemnified by the Company under the Indemnification Agreement. Pursuant to the Indemnification Agreements, the Company has agreed to refrain from amending its amended Certificate of Incorporation or Bylaws to diminish the Indemnitees’ rights to indemnification provided by the Indemnification Agreement or other indemnity provisions. The Company has also agreed to use commercially reasonable efforts to maintain a minimum level of directors’ and officers’ liability insurance coverage for the Directors and officers of the Company.
     The summary of the Indemnification Agreements described above is qualified in its entirety by reference to the form Indemnification Agreement for Directors, Officers and Directors and Officers attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Form Indemnification Agreement for Directors, Officers and Directors and Officers

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTHC VI, Inc.

By:	/s/ Gil Van Bokkelen

Name:	Gil Van Bokkelen
Title:	Chief Executive Officer and Chairman of the Board
Date:  August 6, 2007

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form Indemnification Agreement for Directors, Officers and Directors and Officers